                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to 14a-11(c) or 14a-12

                           Emerging Tigers Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                PRELIMINARY COPY

                           EMERGING TIGERS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                            ------------------------

                 NOTICE OF 1996 ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 27, 1996
                            ------------------------

TO THE STOCKHOLDERS OF EMERGING TIGERS FUND, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Stockholders (the "Meeting") of Emerging Tigers Fund, Inc. (the "Fund") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on March 27, 1996, at [9]:00 A.M. for the following purposes:

          (1) To elect six Directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

          (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of the Fund for its current fiscal year;

          (3) To consider and act on a proposal to convert the Fund from a closed-end investment company to an open-end investment company, which proposal would include the following:

             (a) Changing the Fund's subclassification from a closed-end investment company to an open-end investment company;

             (b) Approving the Fund's Amended and Restated Articles of Incorporation to, among other things:

                1. Reflect the Fund's status as an open-end investment company;

                2. Implement the Merrill Lynch Select Pricing(SM) System, a multi-class distribution system for the offer and sale of shares of the Fund; and

                3. Change the Fund's name to "Merrill Lynch Emerging Tigers Fund, Inc.";

             (c) Amending the Fund's fundamental investment restrictions; and

             (d) Approving an Amended Investment Advisory Agreement between the Fund and Fund Asset Management, L.P. ("FAM") and an Amended Sub-Advisory Agreement between FAM and Merrill Lynch Asset Management U.K. Limited; and

          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 14, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after March 13, 1996 at the office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                          By Order of the Board of Directors

                                           MICHAEL J. HENNEWINKEL
                                                 Secretary

Plainsboro, New Jersey
Dated: February   , 1996

                                PRELIMINARY COPY

                                PROXY STATEMENT
                            ------------------------

                           EMERGING TIGERS FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1996 ANNUAL MEETING OF STOCKHOLDERS

                                 MARCH 27, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Emerging Tigers Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1996 Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, March 27, 1996 at [9]:00 A.M. The approximate mailing date of this Proxy Statement is February 19, 1996.

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the election of the Board of Directors, "FOR" the ratification of the selection of independent auditors to serve for the Fund's current fiscal year and "FOR" the proposal to convert the Fund from a closed-end investment company to an open-end investment company. By voting "FOR" conversion to open-end status, a stockholder will also be deemed to be voting "FOR" approval of the Fund's Amended and Restated Articles of Incorporation which incorporates adoption of the Merrill Lynch Select Pricing(SM) System (the "Select Pricing System") and changing the Fund's name to Merrill Lynch
Emerging Tigers Fund, Inc., "FOR" amending the Fund's fundamental investment restrictions and "FOR" approval of the Amended Investment Advisory Agreement and the Amended Sub-Advisory Agreement. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

     The Board of Directors has fixed the close of business on February 14, 1996 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the
Fund had outstanding      shares of common stock, par value $.10 per share
("Common Stock"). To the knowledge of the Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding shares of Common Stock.

     The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 through 3 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                         ITEM 1.  ELECTION OF DIRECTORS

     At the Meeting, the Board of Directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified. If the proposal to convert the Fund to open-end status is approved, however, each Director elected at the Meeting will be elected to serve for an indefinite term until his successor is elected and qualified, until his death, until he resigns or is otherwise removed under the charter or until December 31 of the year in which he reaches age 72. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) in favor of the persons designated as Directors to be elected by holders of Common Stock.

     The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend.

     Certain information concerning the nominees is set forth below:

                                                                                                  SHARES OF
                                                                                                 COMMON STOCK
                                                                                                 OF THE FUND
                                            PRINCIPAL OCCUPATION                              BENEFICIALLY OWNED
                                           DURING PAST FIVE YEARS                 DIRECTOR          ON THE
         NAME AND ADDRESS                AND PUBLIC DIRECTORSHIPS(1)       AGE     SINCE         RECORD DATE
-----------------------------------  -----------------------------------   ---    --------    ------------------
Arthur Zeikel*.....................  President of Fund Asset Management,   63       1994              [ ]
  P.O. Box 9011                        L.P. ("FAM", which term as used
  Princeton, New Jersey 08543-9011     herein includes its corporate
                                       predecessors) since 1977;
                                       President of MLAM (which term as
                                       used herein includes its
                                       corporate predecessors) since
                                       1977; President and Director of
                                       Princeton Services, Inc.
                                       ("Princeton Services") since
                                       1993; Executive Vice President of
                                       Merrill Lynch & Co., Inc.
                                       ("ML&Co.") since 1990; Director
                                       of Merrill Lynch Funds
                                       Distributor, Inc. ("MLFD").
Donald Cecil(2)....................  Special Limited Partner of            69       1994              [ ]
  1114 Avenue of the Americas          Cumberland Partners (an investment
  New York, New York 10036             partnership) since 1982; Member
                                       of Institute of Chartered
                                       Financial Analysts; Member and
                                       Chairman of Westchester County
                                       (N.Y.) Board of Transportation.
Edward H. Meyer(2).................  President of Grey Advertising, Inc.   69       1994              [ ]
  777 Third Avenue                     since 1968, Chief Executive Officer
  New York, New York 10017             since 1970 and Chairman of the
                                       Board of Directors since 1972;
                                       Director of The May Department
                                       Stores Company, Bowne & Co., Inc.
                                       (financial printers), Ethan Allen
                                       Interiors, Inc. and Harman
                                       International Industries, Inc.

                                                                                                   SHARES OF
                                                                                                  COMMON STOCK
                                                                                                  OF THE FUND
                                            PRINCIPAL OCCUPATION                               BENEFICIALLY OWNED
                                           DURING PAST FIVE YEARS                  DIRECTOR          ON THE
         NAME AND ADDRESS                AND PUBLIC DIRECTORSHIPS(1)        AGE     SINCE         RECORD DATE
-----------------------------------  -----------------------------------    ---    --------    ------------------
Charles C. Reilly(2)...............  Self-employed financial consultant     64       1994              [ ]
  9 Hampton Harbor Road                since 1990; President and Chief
  Hampton Bays, New York 11946         Investment Officer of Verus
                                       Capital, Inc. from 1979 to 1990;
                                       former Senior Vice President of
                                       Arnhold and S. Bleichroeder, Inc.
                                       from 1973 to 1990; Adjunct
                                       Professor, Columbia University
                                       Graduate School of Business,
                                       since 1990; Adjunct Professor,
                                       Wharton School, University of
                                       Pennsylvania, 1990; Partner,
                                       Small Cities Cablevision, Inc.
Richard R. West(2).................  Professor of Finance since 1984,       58       1994              [ ]
  Box 604                              and Dean from 1984 to 1993, of New
  Genoa, Nevada 89411                  York University Leonard N. Stern
                                       School of Business
                                       Administration; Director of Bowne
                                       & Co., Inc. (financial printers),
                                       Vornado, Inc. (real estate
                                       holding company), Smith-Corona
                                       Corporation (manufacturer of
                                       typewriters and word processors)
                                       and Alexander's Inc. (real estate
                                       company).
Edward D. Zinbarg(2)...............  Executive Vice President of The        61       1994              [ ]
  5 Hardwell Road                      Prudential Insurance Company of
  Short Hills, New Jersey              America from 1988 to 1994; former
  07078-2117                           Director of Prudential
                                       Reinsurance Company and former
                                       Trustee of the Prudential
                                       Foundation.

---------------
  * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

[** Represents less than 0.1% of the shares of Common Stock outstanding.]

(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Directors and Officers" below.

(2) Member of Audit Committee of the Board of Directors.

     Committees and Board of Directors' Meetings. The Board of Directors has a standing Audit Committee, which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Directors have retained independent legal counsel to assist them in connection with these duties. The Board of Directors does not have a nominating committee. If the proposal to convert the Fund to open-end status is approved, however, the Audit Committee will also serve as the Nominating Committee.

     During the fiscal year ended November 30, 1995, the Board of Directors held five meetings and the Audit Committee held four meetings. Each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during the last fiscal year and the total number of meetings of the Audit Committee held during such period.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's officers, directors and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its fiscal year ended November 30, 1995, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year.

     Interested Persons. The Fund considers Mr. Zeikel to be an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the position he holds with FAM and its affiliates. Mr. Zeikel is the President and a Director of the Fund and the President of FAM and MLAM.

     Compensation of Directors and Officers. FAM, the Fund's investment adviser, pays all compensation of all officers of the Fund and all Directors of the Fund who are affiliated with ML&Co. or its subsidiaries. The Fund pays each Director not affiliated with the investment adviser a fee of $2,000 per year plus $500 per regular meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at Board and committee meetings. The Fund also compensates each member of its Audit Committee, which consists of all of the non-affiliated Directors, at a rate of $500 per meeting attended. Fees and expenses paid to the non-affiliated Directors for the fiscal year ended November 30, 1995 aggregated $30,376.

     The following table sets forth for the fiscal year ended November 30, 1995, compensation paid by the Fund to the non-affiliated Directors and, for the calendar year ended December 31, 1995, the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Directors.

                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                  PENSION OR            FROM FUND AND
                                                              RETIREMENT BENEFITS      FAM/MLAM ADVISED
                 NAME OF                    COMPENSATION        ACCRUED AS PART         FUNDS PAID TO
                DIRECTOR                     FROM FUND         OF FUND EXPENSES          DIRECTORS(1)
-----------------------------------------   ------------      -------------------      ----------------
Donald Cecil.............................      $6,000                 None                 $328,350
Edward H. Meyer..........................      $6,000                 None                 $239,225
Charles C. Reilly........................      $6,000                 None                 $269,600
Richard R. West..........................      $6,000                 None                 $294,600
Edward D. Zinbarg........................      $6,167                 None                 $155,063

---------------
(1) In addition to the Fund, the Directors serve on the Boards of other FAM/MLAM Advised Funds as follows: Mr. Cecil (35 funds and portfolios), Mr. Meyer (35 funds and portfolios), Mr. Reilly (54 funds and portfolios), Mr. West (54 funds and portfolios) and Mr. Zinbarg (17 funds and portfolios).

     Officers of the Fund. The Board of Directors has elected six officers of the Fund. The following table sets forth information concerning each of these officers:

                                                                                              OFFICER
               NAME AND PRINCIPAL OCCUPATION                        OFFICE             AGE     SINCE
    ----------------------------------------------------   -------------------------   ---    -------
    Arthur Zeikel.......................................           President           63      1994
      President of FAM and MLAM since 1977; President
         and Director of Princeton Services since 1993;
         Executive Vice President of ML&Co. since 1990;
         Director of MLFD.
    Terry K. Glenn......................................   Executive Vice President    55      1994
      Executive Vice President of FAM and MLAM since
         1983; Executive Vice President and Director of
         Princeton Services since 1993; President of
         MLFD since 1986 and Director thereof since
         1991; President of Princeton Administrators,
         L.P. since 1988.
    Donald C. Burke.....................................        Vice President         35      1994
      Vice President and Director of Taxation of MLAM
         since 1990; employee of Deloitte & Touche LLP
         from 1982 to 1990.
    Kara W. Y. Tan Bhala................................        Vice President         36      1994
      Senior Portfolio Manager with FAM and MLAM since
         1992; Portfolio Manager with Fiduciary Trust
         Company International from 1990 to 1992; Vice
         President of James Capel Inc. from 1988 to
         1990; Senior Investment Analyst of James Capel
         (Far East) Ltd. from 1986 to 1988.

                                                                                              OFFICER
               NAME AND PRINCIPAL OCCUPATION                        OFFICE             AGE     SINCE
    ----------------------------------------------------   -------------------------   ---    -------
    Gerald M. Richard...................................           Treasurer           46      1994
      Senior Vice President and Treasurer of FAM and
         MLAM since 1984; Senior Vice President and
         Treasurer of Princeton Services since 1993;
         Vice President of MLFD since 1981 and Treasurer
         since 1984.
    Michael J. Hennewinkel..............................           Secretary           43      1994
      Vice President of MLAM since 1985 and attorney
         associated with FAM and MLAM since 1982.

     Stock Ownership. At February 14, 1996, the Directors and officers of the Fund as a group (eleven persons) owned an aggregate of less than 1% of the Common Stock of the Fund outstanding. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co.

                   ITEM 2.  SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Such appointment is subject to ratification or rejection by the stockholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

     D&T also acts as independent auditors for ML&Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from the Fund. The Board of Directors of the Fund considered the fact that D&T has been retained as the independent auditors for ML&Co. and the other entities described above in its evaluation of the independence of D&T with respect to the Fund.

     Representatives of D&T are expected to be present at the Meeting and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

               ITEM 3.  APPROVAL OR DISAPPROVAL OF CONVERSION OF
                 THE FUND FROM A CLOSED-END INVESTMENT COMPANY
                       TO AN OPEN-END INVESTMENT COMPANY

     The following is a proposal to convert the Fund from a closed-end investment company to an open-end investment company. As explained in more detail below, the primary effect of the proposed conversion of the Fund is that stockholders will be permitted to redeem their shares for cash at any time at the net asset value of such shares next determined after initial receipt of proper notice of redemption. The Fund will also continuously offer its shares to the public and will be operated so as to accommodate such sales and redemptions. Although the Fund's investment objective and investment policies will remain largely unchanged, in connection with the conversion to an open-end investment company, the Fund is proposing to amend its fundamental investment restrictions. See "Adoption of Amended Fundamental Investment Restrictions" below in this Item 3.

     The Fund's current Articles of Incorporation require that during the period from January 1, 1996 to March 31, 1996, if the Board of Directors determines it to be in the best interests of the Fund's stockholders at that time, there be submitted to stockholders of the Fund a proposal to convert the Fund from a closed-end investment company to an open-end investment company and, in connection therewith, that there be submitted for stockholder approval the Amended and Restated Articles of Incorporation of the Fund, attached hereto as Exhibit A, reflecting the Fund's status as an open-end company. Those matters and certain other proposals related to conversion of the Fund to an open-end investment company are discussed in more detail below.

     If the proposed conversion of the Fund is approved, stockholders will be permitted to redeem their shares for cash at any time (except in certain circumstances authorized by the Investment Company Act) at the net asset value of such shares next determined after the tender for redemption. Upon converting to an open-end investment company the Fund also would commence a continuous offering of its shares and would no longer list its shares on the New York Stock Exchange. These changes in the manner of offering and repurchase of Fund shares may result in certain modifications in management of the Fund, including greater expenses. For example, when cash in-flows are not sufficient, the Fund may hold a greater percentage of its assets in temporary investments or may be required to liquidate portfolio securities in order to meet redemption requests. In such circumstances, the performance of the Fund may be affected. The Fund's investment objective and investment policies, however, will remain largely unchanged. See "Adoption of Amended Fundamental Investment Restrictions" below in this Item 3 for the Fund's proposal to amend its fundamental investment restrictions. In the event that stockholders do not approve the proposal to convert the Fund to an open-end investment company, the Fund will remain a closed-end investment company.

BACKGROUND OF THE PROPOSAL

     When the Fund was organized in 1993, it was determined that using a closed-end investment company structure, rather than an open-end structure, was the most appropriate form of organization for the Fund. Closed-end investment companies differ from open-end investment companies in that closed-end investment companies have a permanent capital base, while open-end investment companies issue securities redeemable at net asset value at any time at the option of the stockholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management, especially in the early years of operation. Conversely, closed-end investment companies do not face the prospect of having to maintain cash positions or liquidate portfolio holdings to meet redemptions. Thus, the Fund has emerged from its initial stages of development having operated successfully during such time.

     At the same time, it was recognized that the shares of stock of closed-end investment companies frequently trade at a discount from their net asset value. Thus, specific measures were taken to address the possibility that the market value of Fund shares would drop below the net asset value of those shares. One such measure, which is the subject of the instant proposal, was to specify in the Fund's Articles of Incorporation that there be submitted to stockholders during the first quarter of 1996 a proposal to convert the Fund from a closed-end investment company structure to an open-end investment company structure.

     The following table for each of the periods indicated shows the high and low sale prices of the Fund's Common Stock on the New York Stock Exchange Composite Tape, the corresponding net asset value per share and the premium or discount to net asset value per share at which the Fund's shares were trading.

                                                                                    PREMIUM/(DISCOUNT)
                                                                 NET ASSET            TO NET ASSET
                                       MARKET PRICE*($)          VALUE($)               VALUE(%)
                                      -----------------       ---------------       -----------------
           QUARTER ENDED               HIGH       LOW         HIGH       LOW        HIGH        LOW
-----------------------------------   ------     ------       -----     -----       -----      ------
March 31, 1994**...................   15.125     14.375       14.16     14.03        7.80        2.46
June 30, 1994......................   14.125     12.375       14.56     13.09       (0.82)     (12.11)
September 30, 1994.................   14.875     12.375       16.12     14.01       (3.66)     (11.95)
December 31, 1994..................   14.250     11.125       15.90     13.19       (0.08)     (19.78)
March 31, 1995.....................   12.125     10.125       14.04     12.17       (5.59)     (20.96)
June 30, 1995......................   13.875     10.750       15.47     12.96       (7.05)     (17.05)
September 30, 1995.................   14.375     12.375       15.58     14.16       (6.64)     (15.59)
December 31, 1995..................   13.000     11.125       14.30     12.62       (7.41)     (15.18)
Through January 4, 1996............   14.250     13.375       14.89     14.05       (2.18)      (4.80)

---------------
 * As reported on the New York Stock Exchange
** The Fund commenced operations on March 4, 1994.

     As the above table indicates, except for a period immediately following the commencement of the Fund's operations when the shares traded at a slight premium, the shares of the Fund have generally traded at a discount from the net asset value of Fund shares. FAM has advised the Directors that the shares of closed-end investment companies typically may trade at significant discounts from their net asset value, and that, historically, share repurchases alone have not proven to eliminate the market discount over the long term.

     Consequently, the Board of Directors believes that the best way to assure that stockholders of the Fund have an ongoing opportunity to realize the value of their investment is to convert the Fund to an open-end investment company. At the same time, the Board of Directors believes that operating the Fund as an open-end investment company would be beneficial to the Fund and its stockholders. Through the continuous offering of its shares the Fund would have an ongoing source of new capital available for investment. Depending on the level of new share purchases as compared with share redemptions, and certain other factors, Fund assets may increase as a result of such purchases. Such asset growth could enable the Fund to achieve certain expense reductions attributable to economies of scale, although there is no assurance that expense reductions will result. It is also possible, however, that after the conversion, Fund assets may decrease and/or Fund expenses may increase. See "Changes in Fund Operations as a Result of Conversion to an Open-End

Investment Company -- (d) Expenses; Potential Net Redemptions" below. At a meeting held on January 23, 1996, the Board of Directors, including the Directors who are not interested persons of the Fund (the "Independent Directors"), determined that conversion of the Fund to an open-end investment company is in the best interests of the Fund and its stockholders at this time. As described further below, at that meeting, the Directors, including the Independent Directors, also considered and approved new arrangements for the management, distribution and operation of the Fund as an open-end investment company, including certain changes to the Fund's investment restrictions. Stockholders are now being asked to approve the conversion of the Fund to an open-end investment company and those additional arrangements.

CHANGES IN FUND OPERATIONS AS A RESULT OF CONVERSION TO AN OPEN-END INVESTMENT COMPANY

     The Fund is currently registered as a closed-end investment company under the Investment Company Act. Closed-end investment companies do not redeem their outstanding shares of stock. In addition, while it is theoretically possible for such companies to engage in a continuous offering of their shares, the existence of market discounts often make such offerings impracticable. Thus, closed-end investment companies generally operate with a relatively fixed capitalization. The stock of closed-end investment companies is normally bought and sold on national securities exchanges. The Fund's shares are currently traded on the New York Stock Exchange. The Fund's shares will be delisted from this Exchange, however, if the Fund's conversion to an open-end investment company is approved.

     In contrast, open-end investment companies, commonly referred to as "mutual funds," issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the company and receive an amount approximately equal to the net asset value of the shares. Open-end investment companies (including the Fund, if the proposed conversion is effected) also typically continuously issue new shares of stock to investors based on the net asset value of such shares next computed after receipt of a valid purchase order.

     Some of the other legal and practical differences between the Fund's present operation as a closed-end investment company and its likely operation as an open-end investment company are as follows:

          (a) Acquisition and Disposition of Shares. Stockholders presently pay brokerage commissions in connection with the purchase and sale of Fund shares on the New York Stock Exchange. If the Fund were to be converted into an open-end investment company, investors wishing to acquire shares of the Fund's common stock would be able to purchase such shares either through securities dealers or agents who have entered into selected dealer agreements with MLFD, which would be the Fund's principal underwriter (the "Distributor"), or directly from Merrill Lynch Financial Data Services, Inc. ("MLFDS"), which would become the Fund's transfer agent (the "Transfer Agent"). Such shares would be purchased at their net asset value plus any applicable initial sales charge. Stockholders desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by the Fund at the then current net asset value of the shares or at such net asset value less any applicable contingent deferred sales charge ("CDSC"). The Fund's net asset value per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the Fund. Reference is made to "Implementation of the Merrill Lynch Select Pricing(SM) System" in this
     Item 3 for a description of the Select Pricing System, including the proposed sales charges, pursuant to which investors in the Fund may select one of the alternative sales charge arrangements upon the purchase of shares.

          The Board of Directors also reserves the right to redeem Fund shares in kind if, in the opinion of FAM, such a redemption would be advisable. If redemptions are made in kind, a stockholder would incur transaction costs in disposing of any securities received. The Board has no current intention to redeem Fund shares in kind.

          (b) Stockholder Meetings. Stockholders will have fewer voting opportunities if the Fund converts to open-end status, since the Fund ordinarily will not hold annual stockholder meetings. As discussed above, the shares of the Fund presently are listed on the New York Stock Exchange in order to provide a liquid trading market for Fund shares. Exchange rules generally provide for annual meetings of the stockholders of listed companies for the election of directors. The Articles of Incorporation of the Fund presently provide for one class of directors, each with a term of office of one year. If the proposal to convert the Fund to an open-end investment company is approved, the Fund's shares will be delisted and voting for the election of directors will be determined solely by reference to the Investment Company Act and to Maryland corporate law.

          Under the Investment Company Act, the Fund would be required to hold a stockholder meeting if the number of Directors elected by the stockholders were less than a majority of the total number of Directors, or if a change were sought in the fundamental investment policies of the Fund, in the Investment Advisory Agreement or in a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act (where such change involved a material increase in Fund expenses).

          Maryland corporate law provides that, if the articles of incorporation or by-laws of either an open-end or closed-end investment company registered under the Investment Company Act so provides, the company is not required to hold an annual stockholder meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. The Fund's current Articles of Incorporation and By-Laws do not presently so provide. However, the Board of Directors has adopted By-Laws which will go into effect if the proposal to convert the Fund to an open-end investment company is approved, which provide that the Fund will not be required to hold an annual meeting in any year in which the election of directors is not required to be acted upon under the Investment Company Act. Thus, the Fund does not intend to hold annual meetings in any year in which it is not so required. By not holding annual stockholder meetings, the Fund would save the costs of preparing proxy materials and soliciting stockholders' votes on the usual proposals contained therein. Based on the number of outstanding shares and stockholders as of the Record Date, such
     costs would aggregate approximately $          (unaudited) per year.

          While, as described above, Maryland law would not require the Fund to hold annual meetings of stockholders, such law requires the directors to call a special meeting of stockholders when requested in writing to do so by the stockholders entitled to cast at least 25% of all the votes entitled to be cast at the special meeting; provided, however, that, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the special meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve months. The By-Laws that will go into effect if the Fund converts to an open-end investment company reduce the Maryland law requirement that at least 25% of the votes entitled to be cast request a meeting to at least 10% of the votes entitled to be cast request a meeting.

          The holders of shares of the Fund will continue to have one vote for each share held on each matter submitted to a vote of stockholders if the Fund converts to open-end status. Under Maryland law and the Amended and Restated Articles of Incorporation, the Board of Directors will have the authority to increase the number of shares of any class the Fund is authorized to issue and may reclassify unissued shares into additional classes of stock and may also reclassify issued shares into additional classes (provided such reclassification of issued shares does not substantially adversely affect the rights of holders of such issued shares) and, accordingly, these matters need not be submitted to a vote of the stockholders. As discussed in "Implementation of the Merrill Lynch Select Pricing(SM) System" below, the Board of Directors has approved the Select Pricing System, a multiclass distribution system involving the issuance of four classes of shares bearing different expenses specifically related to the distribution of shares of each class. The four classes will have the same rights except that each class will vote separately as a class with respect to any distribution plan applicable to such class.

          (c) Determination of Net Asset Value. The net asset value of the Fund presently is determined as of fifteen minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time), on the last business day in each week. SEC regulations under the Investment Company Act generally require open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by stockholders or purchased by investors. Net asset values of most such companies are published daily by leading financial publications. It is anticipated that the net asset value of the Fund will be similarly published.

          (d) Expenses; Potential Net Redemptions. The Fund's expenses may increase upon conversion to an open-end investment company, either as a result of the cost of additional services typically available to an open-end company or because of higher operating costs. For example, transfer agency costs will likely increase as a result of the processing of ongoing purchase and redemption requests. In addition, conversion to open-end status could result in immediate, substantial redemptions and, consequently, a marked reduction in the size of the Fund. As a result of that decrease in size, the Fund could experience an increase in its expense ratio, i.e., the Fund's ratio of operating costs to average net assets. On the other hand, this result could be offset by new sales of the Fund's shares and reinvestment of dividends and capital gains distributions in shares of the Fund. All other things being equal, if the Fund's asset base were to decrease, producing an increase in the expense ratio, the Fund may experience a lower return than is currently being produced. For the fiscal year ended November 30, 1995, the Fund's total expenses aggregated 1.32% of its average net assets. In addition, the Fund might be required to sell portfolio securities in order to meet redemptions, thereby resulting in realization of gains (or losses) and in brokerage and other transactional expenses.

          As a closed-end investment company listed on the New York Stock Exchange, the Fund is currently not subject to state securities law operating expense limitations. However, upon conversion to an open-end investment company, the Fund will become subject to certain limitations on expenses imposed by state securities laws. Currently, the Fund believes that the most restrictive state expense limitations are those of the State of California, which are presently 2.5% of the Fund's average daily net assets up to $30 million, 2.0% of the next $70 million of such assets and 1.5% of the remaining daily net assets. If the

     Fund's expenses (excluding interest, taxes, brokerage fees and commissions, litigation expenses, distribution fees and certain other items) were to exceed such limit in any fiscal year, the compensation due to FAM, as the investment adviser, would be reduced by the amount of such excess. Reductions in excess of the total compensation payable to FAM would be paid by FAM to the Fund. FAM is not presently required to waive its fee or to reimburse the Fund for any part of its fee, although the existing Investment Advisory Agreement does contemplate the expense limitations.

          Significant net redemptions could also cause the Fund to become too small to be considered economically viable. In that event, the Board of Directors would consider alternatives to continuing the Fund's operations, ranging from merger of the Fund with another investment company to liquidation of the Fund. The Fund has no plans to pursue such alternatives at this time, and any such merger or liquidation would require stockholder approval.

          (e) Elimination of Discount or Premium. The fact that stockholders who wish to realize the value of their shares will be able to do so by redemption will eliminate any market discount from net asset value. It will also eliminate any possibility that the Fund's shares will trade at a premium over net asset value. If the proposal to convert the Fund to an open-end investment company is approved by the stockholders, the discount may be reduced prior to the date of such conversion to the extent purchasers of shares in the open market are willing to accept less of a discount in anticipation of the prospect of the Fund becoming an open-end company.

          (f) Dividends. The Fund intends to continue to provide the opportunity for stockholders to elect to receive dividends and capital gains distributions in cash or, at no charge to stockholders, in shares of the Fund. There are no sales charges imposed upon dividend reinvestments. Effective upon conversion to an open-end investment company, such reinvestments in shares would be made at net asset value, rather than, as presently provided by the Fund's dividend reinvestment plan, at market value (if Fund shares are trading at a discount from net asset value) or at the greater of net asset value or 95% of market value (if Fund shares are trading at or above net asset value). At the time of conversion, stockholders who now participate in the Fund's dividend reinvestment plan will continue to have their dividends and distributions reinvested and those not participating will continue to receive their dividends and distributions in cash. New stockholders may elect on the purchase application either to participate in the dividend reinvestment plan or to receive their dividends and distributions in cash. If no choice is made on the application, dividends and distributions will be automatically reinvested.

          (g) Portfolio Management. Unlike open-end investment companies, closed-end investment companies do not face the prospect of redemptions which might cause them to sell portfolio securities at disadvantageous times or to maintain adequate reserves of cash or cash equivalents in order to meet such redemptions. The sale of portfolio securities could increase transaction costs, taxable distributions and portfolio turnover. The absence of redemptions also enables closed-end companies to be more fully invested than open-end companies by obviating the need to maintain such cash reserves. Similarly, the additional reserves of cash that may be maintained by open-end companies to meet anticipated net redemptions could reduce the Fund's investment flexibility and the scope of its investment opportunities. On the other hand, a positive cash flow resulting from ongoing sales could potentially better enable the Fund to take advantage of investment opportunities. FAM, however, expects that the Fund's investment objective and policies will remain largely unchanged as a result of converting to open-end status. However, the Fund is submitting for stockholder approval, as part of the proposal to convert to open-end status, the approval of amended fundamental investment restrictions. See "Adoption of Amended Fundamental Investment Restrictions" below in this
     Item 3.

          (h) Illiquid Securities. An open-end investment company is subject to the Investment Company Act requirement that no more than 15% of its net assets may be invested in securities that are not readily marketable. This may be further limited to 10% by certain state laws. If the Fund is converted to an open-end investment company it will be required to meet the 15% limitation (10% to the extent required by certain state laws). FAM does not anticipate that the Fund will be required to dispose of any securities in order to meet this limitation.

          (i) Blue Sky Restrictions. In order to register shares of its common stock and continuously offer such shares to the public under applicable state securities regulations ("state blue sky regulations") as an open-end investment company, the Fund would have to agree to conform to certain restrictions imposed by laws and regulations of various states covering the investments of such companies. While the Fund is not currently subject to these restrictions, FAM does not believe that the adoption of the restrictions would materially change the current investment practices of the Fund or hamper the Fund's ability to react to changing market conditions. See "Adoption of Amended Fundamental Investment Restrictions" below in this Item 3.

          (j) Senior Securities and Borrowings. The Investment Company Act prohibits open-end investment companies from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), except that such companies may borrow from banks where there is an asset coverage of at least 300% for all borrowings. Similarly, open-end investment companies may not issue preferred stock. Closed-end investment companies, on the other hand, are permitted to issue senior securities representing indebtedness if an asset coverage of 300% is met. Closed-end companies may incur such indebtedness with respect to any type of lender; they are not limited to bank borrowings. In addition, closed-end investment companies may issue preferred stock where there is an asset coverage of at least 200% and certain other requirements are met. This ability to issue senior securities may give closed-end companies more flexibility than open-end companies in "leveraging" their stockholders' investments. To date, the Fund has not leveraged its assets. Indeed, it presently is subject to an investment restriction that it may not issue senior securities (including borrowing money) except that if it converts to an open-end investment company, it is authorized to borrow up to 20% of its total assets in order to meet redemptions.

          The Fund intends to remain unleveraged after conversion to open-end status. Accordingly, although the amended fundamental investment restrictions being submitted to stockholders at the Meeting provide in restriction (6) that the Fund may borrow money from a bank in an amount up to 33 1/3% of its total assets, proposed non-fundamental investment restriction (i) further restricts such borrowings. Such non-fundamental investment restriction permits only borrowings from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 20% of total assets and permits short-term credit as necessary for the clearance of purchases and sales of portfolio securities. See "Adoption of Amended Fundamental Investment Restrictions" below in this
     Item 3.

          (k) Stockholder Services. If this Proposal is approved and the Fund becomes an open-end investment company, stockholders will have access to various services that are often available to stockholders in such a company. These will include participation in an exchange privilege which allows stockholders of the Fund to exchange their shares for shares of certain other mutual funds advised by

     FAM or MLAM, the use of the Fund for retirement plans, and the facility for stockholders to effect various transactions by telephone. Details of such services will be disclosed in the Fund's prospectus and statement of additional information. The cost of such services would normally be borne by the Fund rather than by individual stockholders.

          (l) Distribution Plan. An open-end investment company, unlike a closed-end investment company, is permitted to finance the distribution of its shares by adopting a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act. If the Fund is converted to an open-end investment company, pursuant to the Select Pricing System discussed below, the Fund intends to adopt distribution plans pursuant to Rule 12b-1 with respect to the new classes of shares of the Fund in order to pay for the costs incurred in distributing such shares and providing ongoing stockholder account maintenance. Shares of the Fund presently held by its stockholders will be designated Class A shares and will not be subject to such a Rule 12b-1 fee. See "Implementation of the Merrill Lynch Select Pricing(SM) System" below in this Item 3.

          (m) Minimum Investment. If the Fund is converted to an open-end investment company, it will adopt requirements that an initial investment in Fund shares and any subsequent investment must be in a specified minimum amount in order to reduce the administrative burdens incurred in monitoring numerous small accounts. The Fund expects that the minimum initial investment requirement will be $1,000 and the minimum subsequent investment requirement will be $50. The Fund may waive or reduce the minimum for certain retirement and employee savings plans or custodial accounts for the benefit of minors. Any such minimum investment requirement will not apply to existing stockholders at the time of conversion, except with respect to minimums for subsequent investments.

          (n) Qualification as a Regulated Investment Company. The Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), after conversion to open-end status, so that it will continue to be relieved of federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its stockholders. To qualify for this treatment the Fund must currently meet several requirements, one of which is that less than 30% of the Fund's gross income in each taxable year be derived from the sale or other disposition of securities, options or futures contracts held for less than three months. FAM anticipates that the Fund will continue to be able to meet this requirement after the conversion. No assurance exists, however, that this requirement will be met under all possible circumstances, particularly if the Fund is required to sell recently acquired portfolio securities because of unexpectedly large net redemptions or large influxes of cash followed within a short time by significant redemptions of Fund shares.

          (o) Stock Certificates. If this Item 3 is approved, each certificate representing shares of the Fund as a closed-end investment company will automatically represent the same number of shares of the Fund as an open-end investment company. If Item 3 is approved, shares currently issued and outstanding will be classified as "Class A shares".

CHANGING THE FUND'S SUBCLASSIFICATION TO AN OPEN-END INVESTMENT COMPANY

     If the proposed conversion to open-end status is approved, the Board will take such other actions as are necessary to effect the conversion. Since shares of an open-end investment company are offered to the public on a continuous basis, the Fund will enter into a Distribution Agreement with the Distributor with respect to each of Class A, Class B, Class C and Class D shares in a form approved by the Directors, including a majority of the Independent Directors. A registration statement under the Securities Act of 1933, as amended, covering the offering of the shares of the Fund and appropriate state securities law qualifications will be filed, and, if conversion is approved, the Fund will file the Amended and Restated Articles of Incorporation with the State Department of Assessments and Taxation of Maryland. Conversion is not, however, conditioned upon prior or simultaneous receipt of regulatory approvals or entry into contractual arrangements regarding the sale of Fund shares.

     Although management will use all practicable measures to keep costs at a minimum, certain costs will be incurred, many of which will be nonrecurring, in connection with the change from a closed-end to an open-end investment company, including costs associated with the seeking of necessary government clearances, the preparation of a registration statement and prospectuses as required by federal securities laws (including printing and mailing costs), the incremental costs of preparing this proxy statement as a result of the consideration at the Meeting of the non-routine matters and legal fees and accounting fees related to the foregoing. The Fund estimates that these additional costs, which will be paid by the Fund, will range from approximately $200,000 (unaudited) to $260,000 (unaudited), or between $.009 (unaudited) and $.012 (unaudited) per share based on the current number of shares outstanding. Management anticipates that substantially all of these costs will be incurred by the Fund prior to the effective date of the conversion.

     In the opinion of Brown & Wood, counsel to the Fund, neither the Fund nor its stockholders will realize any gain or loss for tax purposes as a result of the Fund's conversion. Such opinion is based, in part, upon the view that the conversion does not, for federal income tax purposes, involve the exchange or disposition of a stockholder's holdings in the Fund, or even if the conversion were to be deemed an exchange of a stockholder's holdings in the Fund for federal income tax purposes, such exchange would not be a taxable event pursuant to section 1036 of the Code. However, the stockholders will recognize a gain or loss if they later redeem their shares to the extent that the redemption proceeds are greater or less than the respective adjusted tax bases of their shares.

     Payment for any such redemption will be made within seven days after receipt of a proper request for redemption (in accordance with redemption procedures as will be specified in the prospectus). Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the SEC, by order, so permits; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

APPROVAL OF THE FUND'S AMENDED AND RESTATED ARTICLES OF INCORPORATION

     Approval of the Amended and Restated Articles of Incorporation includes approval of conversion to open-end status, approval of implementation of the Select Pricing System and approval of the change of name to Merrill Lynch Emerging Tigers Fund, Inc., all of which are dealt with in various sections of the Amended and Restated Articles of Incorporation.

     It is intended that if the proposed conversion to open-end status is approved, the Fund will be organized as set forth in the Fund's Amended and Restated Articles of Incorporation in the form approved by the Board of Directors at their meeting on January 23, 1996 and presently being submitted for stockholder approval. The Amended and Restated Articles of Incorporation rename the Fund as "Merrill Lynch Emerging Tigers Fund, Inc.", increase the authorized capital stock from 200,000,000 shares of common stock, par value $.10 per share to 400,000,000 shares of common stock, par value $.10 per share, authorize the issuance of multiple classes of redeemable securities at net asset value and provide that the Fund's outstanding common stock will be redeemable at the option of the stockholders. In connection with such Amended and Restated Articles of Incorporation, the Board of Directors has adopted new By-Laws, which will go into effect upon conversion to an open-end company, reflecting the necessary conforming changes. A copy of the Amended and Restated Articles of Incorporation, which reflect the amendments contemplated by this Item 3, is attached hereto as Exhibit A.

     The Amended and Restated Articles of Incorporation also would eliminate the present provisions requiring that a Director be removed (with or without cause) only by the affirmative vote of 66 2/3% of the votes entitled to be cast for the election of Directors. In the absence of such a provision, Maryland General Corporation Law permits a Director to be removed for any reason with the affirmative vote of a majority of all of the votes entitled to be cast for the election of Directors.

IMPLEMENTATION OF THE MERRILL LYNCH SELECT PRICING(SM) SYSTEM

     In connection with the conversion of the Fund to an open-end investment company, FAM and the Distributor propose the implementation of the Select Pricing System which will permit the Fund to provide investors with several different distribution alternatives. These alternative sales arrangements permit each investor to choose the method of purchasing shares that is most beneficial given the amount of the investor's purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

     In April, 1994, the SEC issued an order (the "Multi-Class Order") permitting new and existing FAM/MLAM Advised Funds which are distributed by MLFD to issue multiple classes of shares. Subsequent to the issuance of the Multi-Class Order, the SEC adopted a rule containing conditions substantially the same as those in the Multi-Class Order permitting open-end investment companies to issue multiple classes of shares and permitting funds that previously relied on an order to rely on the rule. The rule permits the Fund to create an unlimited number of classes of shares offering alternative sales charge arrangements to investors. The Select Pricing System has been adopted by over 50 other funds advised by FAM or MLAM ("Select Pricing Funds"). Pursuant to the SEC rule and if the proposal to convert the Fund to an open-end investment company is approved, FAM proposes to implement the Select Pricing System with respect to the Fund, under which shareholders may choose from four sales charge alternatives, as described below.

Class A: Class A shares will incur an initial sales charge when they are purchased and will bear no ongoing distribution or account maintenance fees. Class A shares of the Fund will be offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors that own Class A shares in a shareholder account will be entitled to purchase additional Class A shares of the Fund in that account. Other eligible investors will include certain retirement plans and participants in certain investment programs. In addition, Class A shares will be offered to ML&Co. and its subsidiaries (the term "subsidiaries", when used herein with respect to ML&Co., includes MLAM, FAM and certain other entities directly or indirectly wholly-owned and controlled by ML&Co.) and their directors and employees and to members of the Boards of FAM/MLAM Advised Funds. The maximum initial sales charge will be 5.25%, which will be reduced for purchases of $25,000 and over, and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all Select Pricing Funds.

Class B: Class B shares will not incur a sales charge when they are purchased, but they will be subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.75%, of average net assets of the Fund attributable to Class B shares, and a CDSC if they are redeemed within four years of purchase. Approximately eight years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to the same account maintenance fee of 0.25% but no distribution fee; Class B shares of certain other Select Pricing Funds into which exchanges may be made convert into Class D shares automatically after approximately ten years. If Class B shares of the Fund are exchanged for Class B shares of another Select Pricing Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, (as will the Class D account maintenance fee of the acquired fund upon the conversion) and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares.

Class C: Class C shares will not incur a sales charge when they are purchased, but they will be subject to an ongoing account maintenance fee of 0.25%, and an ongoing distribution fee of 0.75%, of average net assets of the Fund attributable to Class C shares. Class C shares will also be subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares will be subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares will have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D: Class D shares will incur an initial sales charge when they are purchased and will be subject to an ongoing account maintenance fee of 0.25% of average net assets of the Fund attributable to Class D shares. Class D shares will not be subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year of purchase. The schedule of initial sales charges and reductions for the Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B".

     The Fund intends to designate 100,000,000 Class A shares, 150,000,000 Class B shares, 50,000,000 Class C shares and 100,000,000 Class D shares.

     THE IMPLEMENTATION OF THE SELECT PRICING SYSTEM WILL NOT AFFECT THE NET ASSET VALUE OF A CURRENT STOCKHOLDER'S INVESTMENT IN THE FUND. If the conversion to open-end status is approved, the currently issued and outstanding shares of common stock will be classified as Class A shares and will not be subject to any charge as a result of the classification. Future purchases by present stockholders may be either of Class A (if eligible to purchase Class A shares), Class B, Class C or Class D shares, as they so choose.

     Each Class A, Class B, Class C and Class D share will represent identical interests in the investment portfolio of the Fund except that (i) each class would bear the expenses of the differing Rule 12b-1 plan payments and account maintenance fees, expenses of deferred sales arrangements and stockholder servicing costs attributable solely to a particular class and any other incremental expenses subsequently identified that should be properly allocated to such class which shall be approved by the staff of the SEC; (ii) the stockholders of each class subject to a Rule 12b-1 plan would have exclusive voting rights with respect to the Rule 12b-1 plan pursuant to which, in conjunction with any CDSC, deferred charges would be paid; and (iii) pursuant to the terms of the exchange privilege with other Select Pricing Funds, the classes would have different exchange privileges as described in the Fund's prospectus and statement of additional information.

     On January 23, 1996, the Directors of the Fund approved the use of the Select Pricing System by the Fund, and the Fund's Amended and Restated Articles of Incorporation are designed to enable the Fund to issue different classes of shares and implement the Select Pricing System.

ADOPTION OF AMENDED FUNDAMENTAL INVESTMENT RESTRICTIONS

     Each of the FAM/MLAM Advised Funds has adopted investment restrictions that govern generally the operations of the Fund. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Fund, while non-fundamental investment restrictions may be changed by the Fund's Board of Directors if it deems it in the best interest of the Fund and its stockholders to do so. In addition to investment restrictions, the Fund operates pursuant to investment objectives and policies that govern the investment activities of the Fund and further limit its ability to invest in certain types of securities or engage in certain types of transactions. These investment objectives and policies will be for the most part unaffected by the adoption of the proposed investment restrictions. Generally the investment objective of the Fund is a fundamental policy of the Fund that may be changed only by stockholder vote. The investment policies of a Fund are non-fundamental and may not be changed unless and until (i) the Board of Directors of the Fund explicitly authorizes, by resolution, a change in the investment policy and (ii) the prospectus of the Fund is amended to reflect the change in policy and, if appropriate, to include additional disclosure. You should note that certain of the proposed fundamental investment restrictions are stated in terms of "to the extent permitted by applicable law". Applicable law can change over time and may become more or less restrictive as a result. The restrictions have been drafted in this manner so that a change in law would not require the Fund to seek a stockholder vote to amend the restriction to conform to applicable law, as revised.

     In 1994 MLAM created a set of standard fundamental and non-fundamental investment restrictions which were approved by the stockholders of each of the FAM/MLAM-advised mutual funds. These restrictions, which are proposed to be adopted by the Fund, are designed to provide the Fund with as much investment flexibility as possible under the Investment Company Act and state blue sky regulations, help promote operational efficiencies and facilitate monitoring of compliance.

     Adoption of the proposed investment restrictions is not expected to affect materially the current operations of the Fund. In this regard, the Board of Directors proposes in connection with its conversion to open-end status, that the Fund adopt, as described below, the proposed investment restrictions.

     The proposed fundamental investment restrictions restate many of the fundamental restrictions currently in effect for the Fund. Fundamental investment restrictions may not be changed without a vote of the stockholders of the Fund, and the costs of stockholder meetings for these purposes generally are borne by the Fund and its stockholders. Once the Fund converts to an open-end fund, annual stockholder meetings will no longer be required. See "Changes in Fund Operations as a Result of Conversion to an Open-End Investment
Company -- (b) Stockholder Meetings". By making certain restrictions non-fundamental, the Board may amend a restriction as it deems appropriate and in the best interest of the Fund and its stockholders, without incurring the costs of seeking a stockholder vote.

     The Fund's current investment restrictions are set forth in Exhibit B hereto.

     Under the proposed fundamental investment restrictions, the Fund may not:

          1. Invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed to be the making of investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          4. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's prospectus and statement of additional information, as they may be amended from time to time.

          5. Issue senior securities to the extent such issuance would violate applicable law.

          6. Borrow money, except that the Fund (i) may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers, except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          8. Purchase or sell commodities or contracts on commodities, except to the extent the Fund may do so in accordance with applicable law and the Fund's prospectus and statement of additional information, as they may be amended from time to time, and without the Fund registering as a commodity pool operator under the Commodity Exchange Act.

     Additional non-fundamental investment restrictions proposed to be adopted by the Fund, which may be changed by the Directors without stockholder approval, provide that the Fund may not:

          a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law. Applicable law currently allows the Fund to purchase the securities of other investment companies only if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund, (ii) 5% of the Fund's total assets, taken at market value, would be invested in any one such company, (iii) 10% of the Fund's total assets, taken at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

          b. Make short sales of securities or maintain a short position except to the extent permitted by applicable law. The Fund does not, however, currently intend to engage in short sales, except short sales "against the box".

          c. Invest in securities which cannot be readily resold because of legal or contractual restrictions, or which cannot otherwise be marketed, redeemed or put to the issuer or to a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent that the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction
     (c). Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Board of Directors are not subject to the limitations set forth in this investment restriction (c).

          d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or the American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

          e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          f. Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund, the officers and general partner of the Investment Adviser, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

          g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

          h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's prospectus and statement of additional information, as amended from time to time.

          i. Notwithstanding fundamental investment restriction (6) above, borrow money or pledge its assets, except that the Fund (a) may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 20% (taken at market value) of its total assets and pledge its assets to secure such borrowings, (b) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) may purchase securities on margin to the extent permitted by applicable law. However, at the present time, applicable law prohibits the Fund from purchasing securities on margin. The deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging or borrowing increases the Fund's exposure to capital risk, and borrowed funds are subject to interest costs which will reduce net income. The Fund will not purchase securities while borrowings exceed 5% of its total assets.

     As discussed above under "Changes in Fund Operations as a Result of Conversion to an Open-End Investment Company" in this Item 3, conversion to open-end status will have a significant effect on the Fund's operations as it relates to borrowings and the issuance of senior securities (fundamental investment restrictions 5 and 6) and the acquisition of illiquid securities (non-fundamental investment restriction (c)).

APPROVAL OR DISAPPROVAL OF AN AMENDED INVESTMENT ADVISORY AGREEMENT AND AN AMENDED SUB-ADVISORY AGREEMENT

     On February 1, 1994, the Fund entered into an investment advisory agreement (the "Investment Advisory Agreement"), pursuant to which FAM serves as the investment adviser to the Fund (the "Investment Adviser"), and the Board of Directors of the Fund approved the Investment Advisory Agreement to remain in effect for a period ending February 2, 1996. The Investment Advisory Agreement was approved by the sole stockholder of the Fund on February 25, 1994. On October 24, 1995, the Board of Directors of the Fund, including a majority of the Independent Directors, approved the continuation of the Investment Advisory Agreement for a period of one year. In their consideration of this matter, the Directors received information relating to, among other things, alternatives to the present arrangements, the nature, quality and extent of the advisory and other services provided to the Fund by FAM and comparative data with respect to the advisory and management arrangements of other investment companies. The Directors also received information as to the profitability of FAM for providing such services.

     On January 23, 1996, the Investment Adviser entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), which is an indirect, wholly-owned subsidiary of ML&Co. and an affiliate of the Investment Adviser. The Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the Independent Directors, on January 23, 1996. Pursuant to the Sub-Advisory Agreement, the Investment Adviser pays MLAM U.K. a fee for providing investment services to the Investment Adviser with respect to the Investment Advisory Agreement. MLAM U.K. has offices at Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     Item 3, relating to conversion of the Fund to an open-end company, includes a proposal to amend the Investment Advisory Agreement and the Sub-Advisory Agreement to reflect the Fund's status as an open-end company. If Item 3 is approved by stockholders and the Fund converts to open-end status, the Investment Advisory Agreement and the Sub-Advisory Agreement will be amended as proposed (and as amended will be referred to herein as the "Amended Advisory Agreement" and the "Amended Sub-Advisory Agreement", respectively). The Amended Advisory Agreement and Amended Sub-Advisory Agreement will remain in effect for so long as they are approved annually by Directors (including a majority of the Independent Directors) as described above and are not otherwise terminated. See "Duration and Termination" below. If, however, Item 3 is not approved by stockholders, the current Investment Advisory Agreement and the Sub-Advisory Agreement will continue in effect for the period previously approved by the Directors and thereafter, for so long as they are approved annually by such Directors.

TERMS OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT

     The current Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, FAM is responsible for the actual management of the Fund's portfolio and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM, subject to review by the Board of Directors. FAM provides the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. FAM is also obligated to perform certain administrative and management services for the Fund and is obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. The current Sub-Advisory Agreement provides that, subject to the direction of the Investment Adviser and the Fund's Board of Directors, MLAM U.K. will provide the Investment Adviser with such investment research, advice and supervision as the Investment Adviser may request and shall make recommendations and effect transactions with respect to foreign currency matters. The Investment Adviser will compensate MLAM U.K. in an amount to be determined from time to time by the Investment Adviser and MLAM U.K. but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement.

     If Item 3 is approved, the terms of the present Investment Advisory Agreement and Sub-Advisory Agreement will remain largely the same, and will be changed only insofar as is necessary to reflect the Fund's status as an open-end company and the operation of the Select Pricing System, described above.

     Investment Advisory Fee. The Investment Advisory Agreement provides that as compensation for its services to the Fund, FAM receives from the Fund at the end of each month a fee based upon the average weekly value of the net assets of the Fund at the annual rate of 1.00% of the average weekly net assets of the Fund ("average weekly net assets" means the average weekly value of the total assets of the Fund, minus the sum of (i) accrued liabilities of the Fund and
(ii) any accrued and unpaid interest on outstanding borrowings). The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week. For the fiscal year ended November 30, 1995, the investment advisory fee paid by the Fund to FAM aggregated $3,068,007 (based upon average net assets of approximately $306.8 million). At January 3, 1996 the Fund had net assets of approximately $317.8 million. At this asset level the Fund's annual investment advisory fee would aggregate $3,178,475.

     Payment of Expenses. The Investment Advisory Agreement obligates FAM to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with the investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of FAM. The Fund pays all other expenses incurred in the operation of the Fund, including, without limitation, expenses for legal and auditing services, taxes, costs of printing proxies, stock certificates and shareholder reports, prospectuses, charges of the Custodian, any Sub-Custodian and Transfer Agent, Dividend Disbursing Agent and Registrar, SEC fees, fees and expenses of unaffiliated Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by FAM, and the Fund reimburses FAM for its costs in connection with such services. For the fiscal year ended November 30, 1995, the Fund reimbursed $73,536 to FAM for such accounting services.

     Duration and Termination. The Investment Advisory Agreement and Sub-Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of Directors of the Fund, or by a majority of the outstanding voting securities of the Fund, and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company Act) of any such party cast in person at a meeting called for the purpose of voting on such approval. Such agreements are not assignable and they may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of the majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement automatically terminates upon the termination of the Investment Advisory Agreement.

THE AMENDED ADVISORY AGREEMENT AND AMENDED SUB-ADVISORY AGREEMENT

     On January 23, 1996, a majority of the Board of Directors, including a majority of the Independent Directors, approved the Amended Advisory Agreement between the Fund and FAM and the Amended Sub-Advisory Agreement between the Investment Adviser and MLAM U.K. subject to the approval by the stockholders of the conversion of the Fund to an open-end investment company. The terms of the Amended Advisory Agreement and Amended Sub-Advisory Agreement are essentially the same as the terms of the Investment Advisory Agreement and Sub-Advisory Agreement currently in effect, except as discussed below. If Item 3 is approved by the stockholders of the Fund at the Meeting, upon effectiveness of the conversion the current Investment Advisory Agreement will be terminated and the Amended Advisory Agreement will become effective and the current Sub-Advisory Agreement will be terminated and the Amended Sub-Advisory Agreement will become effective. The terms of the current Investment Advisory Agreement and

Sub-Advisory Agreement are described above. The form of Amended Advisory Agreement and the form of Amended Sub-Advisory Agreement (with deletions from the current agreements shown in brackets and additions shown by underscoring) appear as Exhibit C to this Proxy Statement.

     Under the Amended Advisory Agreement, the advisory fee payable to FAM by the Fund will be accrued daily and paid monthly at the annual rate of 1.00% of the Fund's average daily net assets. The rate of the advisory fee under the Amended Advisory Agreement (1.00%) is the same as the rate under the current Investment Advisory Agreement except that the method of calculating the fee differs. Under the current Investment Advisory Agreement, FAM is paid at the end of each month a fee based upon the Fund's average weekly net assets. Under the Amended Advisory Agreement, the fee is accrued daily and is calculated based upon the Fund's average daily net assets. Under the Amended Advisory Agreement, FAM will continue to provide the Fund with accounting services, and the Fund will reimburse FAM for its costs in connection with such services.

     In addition, the Amended Advisory Agreement contains certain provisions not found in the current Investment Advisory Agreement that accommodate (i) the continuous offering of the classes of shares of common stock of the Fund, and
(ii) the adoption of distribution plans pursuant to Rule 12b-1 under the Investment Company Act. See "Implementation of the Merrill Lynch Select Pricing(SM) System" above in this Item 3. Under the Amended Advisory Agreement, the Fund will continue to pay for all expenses incurred in the operation of the Fund, as detailed above in this Item 3 in "Terms of Investment Advisory Agreement and Sub-Advisory Agreement -- Payment of Expenses", except that the Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of Fund shares. If Item 3 is not approved by the stockholders at the Meeting, the Investment Advisory Agreement and Sub-Advisory Agreement will remain in effect in accordance with their present terms.

     The proposal regarding a change in the Fund's subclassification under the Investment Company Act from a closed-end investment company to an open-end investment company, which includes amending the Fund's Articles of Incorporation, approving the new fundamental investment restrictions, implementing the Select Pricing System and approving the Amended Advisory Agreement and Amended Sub-Advisory Agreement, is required to be approved by a majority of the Fund's stockholders under the Investment Company Act, which is defined as the lower of (i) 67% or more of the voting securities present at the Meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If the proposal to convert the Fund to an open-end investment company, and, thereby, to change the Fund's subclassification, to approve the Amended and Restated Articles of Incorporation, to adopt the amended fundamental investment restrictions, to implement the Select Pricing System and to adopt the Amended Advisory Agreement and Amended Sub-Advisory Agreement, is not approved by the stockholders, the Fund will continue to operate as a closed-end investment company, the current provisions of the Fund's Articles of Incorporation, Investment Advisory Agreement and Sub-Advisory Agreement will remain in effect and the Fund will continue to operate under its current investment restrictions, and the Board may consider what further actions, if any, are desirable to reduce the discount at which the Fund's shares have traded.

INFORMATION CONCERNING MLAM AND FAM

     FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey, is a limited partnership of which ML&Co. is the sole limited partner and Princeton Services is the sole general partner. MLAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey, is a limited partnership of which ML&Co. is the sole limited partner and Princeton Services is the sole general partner. ML&Co. is a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). ML&Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies. The address of ML&Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Princeton Services, Inc. is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     FAM or MLAM acts as the investment adviser for more than 125 other registered investment companies and offers portfolio management and portfolio analysis services to individuals and institutions. As of January 31, 1996, MLAM
and FAM had a total of approximately $               billion in investment
company and other portfolio assets under management, including accounts of certain affiliates of MLAM.

     The following table sets forth information relating to the registered investment companies which invest primarily in equity securities with the investment objective of long-term capital appreciation, for which FAM or MLAM acts as the investment adviser.

                                                                               MANAGEMENT FEE
                                                           ------------------------------------------------------
                                          NET ASSETS        ANNUAL RATE         FIRST        ANNUAL EFFECTIVE FEE
                                        AT JANUARY 31,      (PERCENTAGE     BREAKPOINT IN    RATE AT JANUARY 31,
       INVESTMENT COMPANY(1)          1996 (IN MILLIONS)   OF NET ASSETS)    MILLIONS(2)           1996(3)
------------------------------------  ------------------   --------------   --------------   --------------------
Merrill Lynch Asset Builder Program,
  Inc. -- Fundamental Value
  Portfolio
Merrill Lynch Developing Capital
  Markets Fund, Inc.
Merrill Lynch Dragon Fund, Inc.
Merrill Lynch EuroFund
Merrill Lynch Fundamental Growth
  Fund, Inc.
Merrill Lynch Fund For Tomorrow,
  Inc.
Merrill Lynch Global Allocation
  Fund, Inc.
Merrill Lynch Global SmallCap Fund,
  Inc.
Merrill Lynch Global Utility Fund,
  Inc.
Merrill Lynch Growth Fund for
  Investment and Retirement
Merrill Lynch Healthcare Fund, Inc.
Merrill Lynch International Equity
  Fund
Merrill Lynch Latin America Fund,
  Inc.
Merrill Lynch Middle East/Africa
  Fund, Inc.
Merrill Lynch Pacific Fund, Inc.

                                                                               MANAGEMENT FEE
                                                           ------------------------------------------------------
                                          NET ASSETS        ANNUAL RATE         FIRST        ANNUAL EFFECTIVE FEE
                                        AT JANUARY 31,      (PERCENTAGE     BREAKPOINT IN    RATE AT JANUARY 31,
       INVESTMENT COMPANY(1)          1996 (IN MILLIONS)   OF NET ASSETS)    MILLIONS(2)           1996(3)
------------------------------------  ------------------   --------------   --------------   --------------------
Merrill Lynch Phoenix Fund, Inc.
Merrill Lynch Special Value Fund,
  Inc.
Merrill Lynch Technology Fund, Inc.

---------------
(1) MLAM is the investment adviser for each investment company other than Merrill Lynch Phoenix Fund, Inc. and Merrill Lynch Special Value Fund, Inc., which are advised by FAM.

(2) The term "breakpoint" refers to the level of net assets at which the management fee rate is reduced. The breakpoint indicated is the lowest net asset level at which the fee is reduced, either pursuant to the fund's management or investment advisory agreement or applicable fee waivers, if any.

(3) The effective fee rate is the annual management fee rate, taking into account any applicable breakpoints, payable at the net asset level at January 31, 1996. The annual management fee payable at the January 31, 1996 net asset level can be obtained by multiplying the effective fee rate by the net assets at such date. In certain instances, the actual effective fee indicated is lower than the rate that would apply under the fund's management or investment advisory agreement, because all or a portion of the management fee is waived either voluntarily or pursuant to applicable expense limitations.

     Securities held by the Fund may also be held by or be appropriate investments for other FAM/MLAM Advised Funds or by investment advisory clients of MLAM or FAM. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for the Fund or other investment company or advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective investment companies and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of FAM or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Set forth below is the name, address and principal occupation of the principal executive officer and each director or partner of the Investment Adviser. In addition, Mr. Zeikel is President of substantially all of the FAM/MLAM Advised Funds, including those listed above. The address of each of Princeton Services and Arthur Zeikel is P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of ML&Co. is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The officers and directors of the Fund are listed under "Compensation of Directors and Officers" and "Officers of the Fund" above in Item 1.

                             POSITION(S) WITH     OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
          NAME              INVESTMENT ADVISER                      OR EMPLOYMENT
-------------------------   ------------------    -------------------------------------------------
ML&Co. ..................   Limited Partner       Financial Services Holding Company; Limited
                                                  Partner of MLAM
Princeton Services.......   General Partner       General Partner of MLAM
Arthur Zeikel............   President             President of MLAM; President and Director of
                                                  Princeton Services; Director of MLFD; Executive
                                                  Vice President of ML&Co.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Fund may also hire proxy solicitors at the expense of the Fund.

     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Director nominees, "FOR" the ratification of D&T as independent auditors for the Fund and "FOR" the conversion of the fund to an open-end investment company including approval of the Amended and Restated Articles of Incorporation, implementation of the Select Pricing System, adoption of the amended fundamental investment restrictions and approval of the Amended Advisory Agreement and Amended Sub-Advisory Agreement.

     The proposal to elect the Fund's Board of Directors (Item 1) and the proposal to ratify the selection of the Fund's independent auditors (Item 2) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the votes cast at the meeting by the Fund's stockholders, voting in person or by proxy. The proposal to convert the Fund to an open-end investment company (Item 3) may be approved at a meeting at which a quorum is duly constituted by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to be voted on the matter, voting in person or by proxy.

     Broker-dealer firms, including Merrill Lynch, holding Fund shares in "street name" for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) and ratification of the selection of independent auditors (Item 2), if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including Merrill Lynch, will not be permitted to grant voting authority without instructions with respect to the proposal to convert the Fund from a closed-end investment company to an open-end investment company (Item 3). The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies which are returned but which are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purpose of a quorum. Merrill Lynch has advised that it intends to exercise discretion over shares held in its name for which no instructions are received by voting such shares on Items 1 and 2 (but not on Item 3) in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes will not have an effect on the vote on Item 1 or Item 2; however, abstentions and broker non-votes will have the same effect as a vote against Item 3.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended November 30, 1995, to any stockholder upon request. Such requests should be directed to Emerging Tigers Fund, Inc., P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Michael J. Hennewinkel or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of the Fund must be received by the Fund in a reasonable time before the Board of Directors solicitation relating to such meeting is to be made in order to be considered in the Fund's proxy statement and form of proxy relating to the meeting.

                                          By Order of the Board of Directors

                                           MICHAEL J. HENNEWINKEL
                                                 Secretary

Dated: February   , 1996

                                                                       EXHIBIT A

                           EMERGING TIGERS FUND, INC.

                     ARTICLES OF AMENDMENT AND RESTATEMENT

     EMERGING TIGERS FUND, INC. a Maryland corporation (the "Corporation"), does hereby certify to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The name of the Corporation is Emerging Tigers Fund, Inc. The Corporation desires to amend and restate its charter as currently in effect. The original Articles of Incorporation were filed with the State Department of Assessments and Taxation of Maryland on December 23, 1993.

     SECOND: These Articles of Amendment and Restatement contain a provision changing the name of the Corporation from "Emerging Tigers Fund, Inc." to "Merrill Lynch Emerging Tigers Fund, Inc."

     THIRD: Pursuant to Section 2-609 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement restate and amend the provisions of the Articles of Incorporation of the Corporation.

     FOURTH: The text of the charter of the Corporation is hereby restated to read in its entirety as follows:

                              AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                       OF
                    MERRILL LYNCH EMERGING TIGERS FUND, INC.
                                   ARTICLE I
                                      NAME

     The name of the corporation is MERRILL LYNCH EMERGING TIGERS FUND, INC.

                                   ARTICLE II
                              PURPOSES AND POWERS

     The purpose or purposes for which the Corporation is formed, the powers, rights and privileges that the Corporation shall be authorized to exercise and enjoy, and the business or objects to be transacted, carried on and promoted by it are as follows:

          (1) To conduct and carry on the business of an investment company of the management type.

          (2) To hold, invest and reinvest its assets in securities, and in connection therewith to hold part or all of its assets in cash.

          (3) To issue and sell shares of its own capital stock in such amounts and on such terms and conditions, for such purposes and for such amount or kind of consideration now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation, as its Board of

     Directors may determine; provided, however, that the value of the consideration per share to be received by the Corporation upon the sale or other disposition of any shares of its capital stock shall not be less than the net asset value per share of such capital stock outstanding at the time of such event.

          (4) To exchange, classify, reclassify, change the designation of, convert, rename, redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its issued or unissued capital stock, in any manner and to the extent now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation.

          (5) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of all or any of the foregoing purposes or objects.

     The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                  ARTICLE III
                      PRINCIPAL OFFICE AND RESIDENT AGENT

     The post office address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is The Corporation Trust Incorporated, a corporation of this State, and the post office address of the resident agent is 32 South Street, Baltimore, Maryland 21202.

                                   ARTICLE IV
                                 CAPITAL STOCK

     (1) The total number of shares of capital stock which the Corporation shall have authority to issue is Four Hundred Million (400,000,000) shares, of the par value of Ten Cents ($.10) per share, and of the aggregate par value of Forty Million Dollars ($40,000,000). The capital stock initially is classified into one class, consisting of Four Hundred Million (400,000,000) shares of Class A Common Stock.

     (2) The Board of Directors may classify and reclassify any unissued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series.

     (3) The Board of Directors may classify and reclassify any issued shares of capital stock into one or more additional or other classes or series as may be established from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of such issued shares. The Board's authority pursuant to this paragraph shall include, but not be limited to, the power to vary among all of the holders of a particular class or series (a) the length of time shares must be held prior to reclassification to shares of another class or series (the "Holding Period(s)"), (b) the manner in which the time for such Holding Period(s) is determined and (c) the class or series into which the particular class or series is being reclassified; provided, however, that, subject to the first sentence of this section, with respect to holders of the Corporation's shares issued on or after the date of the Corporation's first effective prospectus which sets forth Holding Period(s), the Holding Period(s), the manner in which the time for such Holding Period(s) is determined and the class or series into which the particular class or series is being reclassified shall be disclosed in the Corporation's prospectus or statement of additional information in effect at the time such shares, which are the subject of the reclassification, were issued.

     (4) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, the holders of each class or series of capital stock shall be entitled to dividends and distributions in such amounts and at such times as may be determined by the Board of Directors, and the dividends and distributions paid with respect to the various classes or series of capital stock may vary among such classes and series. Dividends on a class or series may be declared or paid only out of the net assets of that class or series. Expenses related to the distribution of, and other identified expenses that should properly be allocated to, the shares of a particular class or series of capital stock may be charged to and borne solely by such class or series and the bearing of expenses solely by a class or series of capital stock may be appropriately reflected (in a manner determined by the Board of Directors) and cause differences in the net asset value attributable to, and the dividend, redemption and liquidation rights of, the shares of each class or series of capital stock.

     (5) Unless otherwise expressly provided in the charter of the Corporation, including those matters set forth in Article II, Section (4) hereof and including any Articles Supplementary creating any class or series of capital stock, on each matter submitted to a vote of stockholders, each holder of a share of capital stock of the Corporation shall be entitled to one vote for each share standing in such holder's name on the books of the Corporation, irrespective of the class or series thereof, and all shares of all classes and series shall vote together as a single class; provided, however, that (a) as to any matter with respect to which a separate vote of any class or series is required by the Investment Company Act of 1940, as amended, and in effect from time to time, or any rules, regulations or orders issued thereunder, or by the Maryland General Corporation Law, such requirement as to a separate vote by that class or series shall apply in lieu of a general vote of all classes and series as described above, (b) in the event that the separate vote requirements referred to in (a) above apply with respect to one or more classes or series, then, subject to paragraph (c) below, the shares of all other classes and series not entitled to a separate class vote shall vote as a single class and (c) as to any matter which does not affect the interest of a particular class or series, such class or series shall not be entitled to any vote and only the holders of shares of the affected classes and series, if any, shall be entitled to vote.

     (6) Notwithstanding any provision of the Maryland General Corporation Law requiring a greater proportion than a majority of the votes of all classes or series of capital stock of the Corporation (or of any class or series entitled to vote thereon as a separate class or series) to take or authorize any action, the

Corporation is hereby authorized (subject to the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, and any rules, regulations and orders issued thereunder) to take such action upon the concurrence of a majority of the votes entitled to be cast by holders of capital stock of the Corporation (or a majority of the votes entitled to be cast by holders of a class or series entitled to vote thereon as a separate class or series).

     (7) Unless otherwise expressly provided in the charter of the Corporation, including any Articles Supplementary creating any class or series of capital stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of each class or series of capital stock of the Corporation shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, to share ratably in the remaining net assets of the Corporation applicable to that class or series.

     (8) Any fractional shares shall carry proportionately all of the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

     (9) The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum at any meeting of stockholders, except with respect to any matter which requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class entitled to vote as a separate class shall constitute a quorum.

     (10) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the By-Laws of the Corporation. As used in the charter of the Corporation, the terms "charter" and "Articles of Incorporation" shall mean and include the Articles of Incorporation of the Corporation as amended, supplemented and restated from time to time by Articles of Amendment, Articles Supplementary, Articles of Restatement or otherwise.

                                   ARTICLE V
                     PROVISIONS FOR DEFINING, LIMITING AND
                  REGULATING CERTAIN POWERS OF THE CORPORATION
                     AND OF THE DIRECTORS AND STOCKHOLDERS

     (1) The number of directors of the Corporation shall be six (6), which number may be increased pursuant to the By-Laws of the Corporation but shall never be less than three (3). The names of the directors who shall act until the next annual meeting and until their successors are duly elected and qualify are:
                                   Arthur Zeikel
                                   Donald Cecil
                                   Edward H. Meyer
                                   Charles C. Reilly
                                   Richard R. West
                                   Edward D. Zinbarg

     (2) The Board of Directors of the Corporation is hereby empowered to authorize the issuance from time to time of shares of capital stock, whether now or hereafter authorized, for such consideration as the Board of

Directors may deem advisable, subject to such limitations as may be set forth in these Articles of Incorporation or in the By-Laws of the Corporation or in the General Laws of the State of Maryland.

     (3) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

     (4) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

     (5) To the fullest extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

     (6) The Board of Directors of the Corporation is vested with the sole power, to the exclusion of the stockholders, to make, alter or repeal from time to time any of the By-Laws of the Corporation except any particular By-Law which is specified as not subject to alteration or repeal by the Board of Directors, subject to the requirements of the Investment Company Act of 1940, as amended.

     (7) The Board of Directors of the Corporation from time to time may change the Corporation's name, without the vote or consent of the stockholders of the Corporation, in any manner and to the extent now or hereafter permitted by the General Laws of the State of Maryland and by these Articles of Incorporation.

                                   ARTICLE VI
                                   REDEMPTION

     Each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. The redemption price of shares of capital stock of the Corporation shall be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation.

                                  ARTICLE VII
                             DETERMINATION BINDING

     Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practice by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created, shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the price of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting or the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (a) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (b) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                  ARTICLE VIII
                              PERPETUAL EXISTENCE

     The duration of the Corporation shall be perpetual.

                                   ARTICLE IX
                                   AMENDMENT

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in any manner now or hereafter prescribed by statute, including any amendment which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, and all rights conferred upon stockholders herein are granted subject to this reservation.

     FIFTH: The authorized capital stock of the Corporation has been increased by these Articles of Amendment and Restatement. Immediately before the amendment effected by these Articles of Amendment and Restatement, the Corporation had the authority to issue Two Hundred Million (200,000,000) shares of capital stock, all of one class of stock, par value of Ten Cents ($.10) per share with an aggregate par value of Twenty Million Dollars ($20,000,000), formerly designated "Common Stock," and now designated by the Articles of Amendment and Restatement as "Class A Common Stock."

     The Corporation effected, in the manner and by the vote required by the Corporation's charter and the laws of the State of Maryland, an increase in the total number of authorized shares of the Corporation.

     After this increase in the number of authorized shares of capital stock of the Corporation, the Corporation will have authority to issue Four Hundred Million (400,000,000) shares of Class A Common Stock, par value of Ten Cents ($.10) per share with an aggregate par value of Forty Million Dollars ($40,000,000).

     SIXTH: These Articles of Amendment and Restatement have been effected in the manner and by the vote required by the Corporation's charter and the laws of the State of Maryland. Pursuant to Section 2-604 of the Maryland Corporations and Associations Code, these Articles of Amendment and Restatement were advised by the Board of Directors of the Corporation and approved by the stockholders.

     IN WITNESS WHEREOF, EMERGING TIGERS FUND, INC. has caused these presents to be signed in its name and on its behalf by its Executive Vice President and
attested to by its Secretary as of the   day of                , 1996.

                                                 EMERGING TIGERS FUND, INC.
ATTEST:                                          (a Maryland corporation)
                                                 By:
--------------------------------------------     --------------------------------------------
Michael J. Hennewinkel                               Terry K. Glenn
Secretary                                            Executive Vice President

     THE UNDERSIGNED, Executive Vice President of EMERGING TIGERS FUND, INC., a Maryland corporation, who executed on behalf of the Corporation the foregoing Articles of Amendment and Restatement of which this certificate is made a part, hereby acknowledges in the name and on behalf of the Corporation the foregoing Articles of Amendment and Restatement to be the corporate act of the Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties for perjury.

                                            ------------------------------------
                                            Terry K. Glenn
                                            Executive Vice President

                                                                       EXHIBIT B

     Set forth below are the Fund's current fundamental and non-fundamental investment restrictions:

FUNDAMENTAL INVESTMENT RESTRICTIONS

     The Fund may not:

          1. Invest more than 25% of its assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          2. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          3. Purchase or sell real estate, commodities or commodity contracts, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

          4. Make loans to other persons, except that the acquisition of bonds, debentures, loan participations or other corporate debt securities and investment in government obligations, or participations therein, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements and purchase and sale contracts shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities as set forth in (5) below.

          5. Lend its portfolio securities in excess of 33 1/3% of its total assets, taken at market value; provided that such loans may only be made in accordance with the guidelines set forth above.

          6. Issue senior securities (including borrowing money) except that in the event it converts to an open-end investment company, the Fund is authorized to borrow up to 20% of its total assets in order to meet redemptions; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          7. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter in selling portfolio securities.

          8. Purchase or sell interests (including leases) in oil, gas or other mineral exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

NON-FUNDAMENTAL INVESTMENT RESTRICTION

     The Fund may not:

          1. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions, if applicable, shall not be considered the purchase of a security on margin.

                                                                       EXHIBIT C

                         INVESTMENT ADVISORY AGREEMENT
                    (REVISIONS ARE REFLECTED BY UNDERSCORING
                      ADDITIONS AND BRACKETING DELETIONS.)

     AGREEMENT made this [1st] day of [February, 1994], 1996, by and between MERRILL LYNCH EMERGING TIGERS FUND, INC., a Maryland corporation [(](hereinafter referred to as the "Fund"), and FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership [(] (hereinafter referred to as the "Investment Adviser").

                                  WITNESSETH:

     WHEREAS, the Fund is engaged in business as [a closed-end management] an open-end investment company registered under the Investment Company Act of 1940, as amended [(] (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, the Investment Adviser is engaged principally in rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, the Fund desires to retain the Investment Adviser to [provide] render management and investment advisory services to the Fund in the manner and on the terms hereinafter set forth; and

     WHEREAS, the Investment Adviser is willing to provide management and investment advisory services to the Fund on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the [premises] promises and the covenants hereinafter contained, the Fund and the Investment Adviser hereby agree as follows:

                                   ARTICLE I
                        DUTIES OF THE INVESTMENT ADVISER

     The Fund hereby employs the Investment Adviser to act as a manager [of] and [an] investment adviser [to] of the Fund and to furnish [,] or arrange for [its] affiliates to furnish, the management and investment advisory services described below, subject to [the] policies of, review by and overall control of [,] the Board of Directors of the Fund (the "Directors"), for the period and on the terms and conditions set forth in this Agreement. The Investment Adviser hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. The Investment Adviser and its affiliates shall for all purposes herein [shall] be deemed to be an independent [contractors] contractor and shall, unless otherwise expressly provided or authorized, [shall] have no authority to act for or represent the Fund in any way or otherwise be deemed [agents] an agent of the Fund.

     (a) Management and Administrative Services. The Investment Adviser shall perform (or arrange for [its] the performance by affiliates [to perform)] of) the management and administrative services necessary for the operation of the Fund [,] including administering shareholder accounts and handling shareholder relations. The Investment Adviser shall provide the Fund with office space, [facilities,] equipment and

[necessary personnel] facilities and such other services as the Investment Adviser, subject to review by the [Board of] Directors, shall from time to time [shall] determine to be necessary or useful to perform its obligations under this Agreement. The Investment Adviser [,] shall also, on behalf of the Fund, [shall] conduct relations with custodians, depositories, transfer agents, [pricing agents,] dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Investment Adviser shall generally [shall] monitor the Fund's compliance with investment policies and restrictions as set forth in [filings made by] the currently effective prospectus and statement of additional information relating to the shares of the Fund under the [Federal securities laws] Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make reports to the [Board of] Directors of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable.

     (b) Investment Advisory Services. The Investment Adviser shall provide (or arrange for [its] affiliates to provide) the Fund with such investment research, advice and supervision as the latter may from time to time [may] consider necessary for the proper supervision of the assets of the Fund, shall furnish continuously an investment program for the Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or cash, subject always to the restrictions [of] set forth in the Articles of Incorporation and [the] By-Laws of the Fund, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment [objective] objectives, investment policies and investment restrictions as the same are set forth in [filings made by the Fund under the Federal securities laws] the Prospectus and Statement of Additional Information. The Investment Adviser shall [make decisions for the Fund as to foreign currency matters. The Investment Advisor shall] also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's portfolio securities shall be exercised. Should the Directors at any time, however, make any definite determination as to investment policy and notify the Investment Adviser thereof in writing, the Investment Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Investment Adviser shall take, on behalf of the Fund, [shall take] all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for the Fund's account with brokers or dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Fund to give instructions to the [custodian] Custodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders with respect to assets of the Fund, the Investment Adviser is directed at all times to seek to obtain execution and [prices] price within the policy guidelines determined by the [Board of Directors and set forth in filings made by the Fund under the Federal securities laws] Directors as set forth in the Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers with which it or the Fund is affiliated.

     (c) Notice Upon Change in Partners of Investment Adviser. The Investment Adviser is a limited partnership [and its limited partners are] of which Merrill Lynch & Co., Inc. is the sole limited partner and [Fund Asset Management, Inc. and its general partner is] Princeton Services, Inc. is the sole general partner. The Investment Adviser will notify the Fund of any change in the membership of the partnership within a reasonable time after such change.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

     (a) The Investment Adviser. The Investment Adviser assumes and shall [provide] pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall [assume and pay or cause to be paid all expenses incurred in connection with the maintenance of such staff and personnel, and,] at its own expense, [shall] provide the office space, [facilities,] equipment and [necessary personnel] facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Fund and all Directors [of the Fund] who are affiliated persons of the Investment Adviser.

     (b) The Fund. The Fund assumes[,] and shall pay or cause to be paid[,] all other expenses of the Fund (except for the expenses paid by the Distributor), including, without limitation: [taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses, charges of the custodian, any sub custodian and transfer agent] redemption expenses, expenses of portfolio transactions, expenses of registering shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, stock certificates, prospectuses and statements of additional information, Securities and Exchange Commission fees, [expenses of registering the shares under Federal, state and foreign laws] interest, taxes, custodian and transfer agency fees, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Investment Adviser, [accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non recurring expenses] fees for legal and auditing services, litigation expenses, costs of printing proxies and other expenses related to shareholder meetings, and other expenses properly payable by the Fund. It is also [is] understood that the Fund will reimburse the Investment Adviser for its costs [incurred] in providing accounting services to the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of Fund shares.

                                  ARTICLE III
                     COMPENSATION OF THE INVESTMENT ADVISER

     (a) [Investment Advisory] Management Fee. For the services rendered, the facilities furnished and [the] expenses assumed by the Investment Adviser, the Fund shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average [weekly] daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of 1.00% of the average [weekly] daily net assets of the Fund [("average weekly net assets" means the average weekly value of the total assets of the Fund, minus the sum of (i) accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings). For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week], commencing on the day following effectiveness hereof. If this Agreement becomes effective subsequent to the first day of a month or [terminates] shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Investment Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof. During any period when the determination of net asset value is suspended by the [Board of] Directors, the [average] net asset value of a share [for] as of the last [week] business day prior to such suspension shall for this purpose [shall] be deemed to be the net asset value at the close of each succeeding [week] business day until it is again [is] determined.

     (b) Expense Limitations. In the event the operating expenses of the Fund, including amounts payable to the Investment Adviser pursuant to subsection (a) hereof, for any fiscal year ending on a date on which this Agreement is in effect [,] exceed the expense limitations applicable to the Fund imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Adviser shall reduce its management [and investment advisory] fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund in the amount of such excess; provided, however, [that] to the extent permitted by law, there shall be excluded from such expenses the amount of any interest, taxes, brokerage [fees and] commissions, distribution fees and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Whenever the expenses of the Fund exceed a pro rata portion of the applicable annual expense limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the monthly payment of the management fee due to the Investment Adviser. Should two or more such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Investment Adviser's fee shall be applicable.

                                   ARTICLE IV
                             SUB-ADVISORY AGREEMENT

     The Investment Adviser may enter into a separate sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") in which the Investment Adviser may contract for sub-advisory services and pay MLAM U.K. compensation for its services out of the compensation received hereunder pursuant to Article III. Such sub-advisory agreement will be coterminous with this Investment Advisory Agreement.

                                 ARTICLE [IV] V
               LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

     The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article [IV] V, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers and employees of the Investment Adviser and [of] such affiliates.

                                 ARTICLE [V] VI
                      ACTIVITIES OF THE INVESTMENT ADVISER

     The services of the Investment Adviser to the Fund are not to be deemed to be exclusive[;], and the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purposes of [this] Article [V] VI referred to as "affiliates") [are] is free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Fund, and that the Investment Adviser and directors, officers, employees, [partners and shareholders or otherwise, and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Fund, and that the Investment Adviser and directors, officers, employees,] partners and shareholders of its affiliates may become interested in the Fund as [shareholders] shareholder or otherwise.

                                ARTICLE [VI] VII
             DURATION AND TERMINATION OF THIS [AGREEMENT] CONTRACT

     This Agreement shall become effective as of the date [first above written] of the commencement of operations of the Fund and shall remain in force until [February 1, 1996], 1998 and thereafter, but only so long as such continuance is specifically [is] approved at least annually by (i) the [Board of] Directors [of the Fund], or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by the [Board of] Directors or by [the] vote of a majority of the outstanding voting securities of the Fund, or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall [terminate] automatically terminate in the event of its assignment.

                               ARTICLE [VII] VIII
                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically [is] approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                               ARTICLE [VIII] IX
                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the [rules] Rules and [regulations] Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under [said] the Investment Company Act.

                                 ARTICLE [IX] X
                                 GOVERNING LAW

     This Agreement shall be [governed by and] construed in accordance with [the] laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the [date] day and year first above written.

                                    MERRILL LYNCH EMERGING TIGERS FUND, INC.

                                    By[:]
                                    --------------------------------------------
                                        Title: [Authorized signatory]

                                    FUND ASSET MANAGEMENT, L.P.

                                    By[:]
                                    --------------------------------------------
                                        Title: [Authorized signatory]

                             SUB-ADVISORY AGREEMENT
                    (REVISIONS ARE REFLECTED BY UNDERSCORING
                      ADDITIONS AND BRACKETING DELETIONS.)

     AGREEMENT made as of the [23rd] day of [January], 1996, by and between FUND ASSET MANAGEMENT, L.P., a Delaware limited partnership (hereinafter referred to as "FAM"), and MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED, a corporation organized under the laws of England and Wales (hereinafter referred to as "MLAM U.K.").

                                  WITNESSETH:

     WHEREAS, MERRILL LYNCH EMERGING TIGERS FUND, INC. (the "Fund") is a Maryland corporation engaged in business as a non-diversified, open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

     WHEREAS, MLAM and MLAM U.K. are engaged principally in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940, as amended; and

     WHEREAS, MLAM U.K. is a member of the Investment Management Regulatory Organization, a self-regulating organization recognized under the Financial Services Act of 1986 of the United Kingdom (hereinafter referred to as "IMRO"), and the conduct of its investment business is regulated by IMRO; and

     WHEREAS, MLAM has entered into an amended investment advisory agreement (the "Investment Advisory Agreement") dated [February 1, 1994], 1996, pursuant to which FAM provides management and investment and advisory services to the Fund; and

     WHEREAS, MLAM U.K. is willing to provide investment advisory services to FAM in connection with the Fund's operations on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, MLAM U.K. and FAM hereby agree as follows:

                                   ARTICLE I
                              DUTIES OF MLAM U.K.

     FAM hereby employs MLAM U.K. to act as investment adviser to FAM and to furnish, or arrange for affiliates to furnish, the investment advisory services described below, subject to the broad supervision of FAM and the Fund, for the period and on the terms and conditions set forth in this Agreement. MLAM U.K. hereby accepts such employment and agrees during such period, at its own expense, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein. FAM and its affiliates shall for all purposes herein be deemed a Professional Investor as defined under the rules promulgated by IMRO (hereinafter referred to as the "IMRO Rules"). MLAM U.K. and its affiliates shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

     MLAM U.K. shall have the right to make unsolicited calls on FAM and shall provide FAM with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of the Fund; shall furnish continuously an investment program for the Fund and shall make recommendations from time to time as to which securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, options, futures, options on futures or cash; all of the foregoing subject always to the restrictions of the Articles of Incorporation and By-Laws of the Fund, as they may be amended and/or restated from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). MLAM U.K. shall make recommendations and effect transactions with respect to foreign currency matters, including foreign exchange contracts, foreign currency options, foreign currency futures and related options on foreign currency futures and forward foreign currency transactions. MLAM U.K. shall also make recommendations or take action as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

     MLAM U.K. will not hold money on behalf of FAM or the Fund, nor will MLAM U.K. be the registered holder of the registered investments of FAM or the Fund or be the custodian of documents or other evidence of title.

                                   ARTICLE II
                       ALLOCATION OF CHARGES AND EXPENSES

     MLAM U.K. assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall at its own expense provide the office space, equipment and facilities which it is obligated to provide under Article I hereof and shall pay all compensation of officers of the Fund and all Directors of the Fund who are affiliated persons of MLAM U.K.

                                  ARTICLE III
                           COMPENSATION OF MLAM U.K.

     For the services rendered, the facilities furnished and expenses assumed by MLAM U.K., FAM shall pay to MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K. but in no event in excess of the amount that FAM actually receives for providing services to the Fund pursuant to the Investment Advisory Agreement.

                                   ARTICLE IV
                      LIMITATION OF LIABILITY OF MLAM U.K.

     MLAM U.K. shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, MLAM U.K. shall include any affiliates of MLAM U.K. performing services for FAM contemplated hereby and directors, officers and employees of MLAM U.K. and such affiliates.

                                   ARTICLE V
                            ACTIVITIES OF MLAM U.K.

     The services of MLAM U.K. to the Fund are not to be deemed to be exclusive, MLAM U.K. and any person controlled by or under common control with MLAM U.K. (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that Directors, officers, employees and shareholders of the Fund are or may become interested in MLAM U.K. and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of MLAM U.K. and its affiliates are or may become similarly interested in the Fund, and that MLAM U.K. and directors, officers, employees, partners and shareholders of its affiliates may become interested in the Fund as shareholders or otherwise.

                                   ARTICLE VI
                  MLAM U.K. STATEMENTS PURSUANT TO IMRO RULES

     Any complaints concerning MLAM U.K. should be in writing addressed to the attention of the Managing Director of MLAM U.K. FAM has the right to obtain from MLAM U.K. a copy of the IMRO complaints procedure and to approach IMRO directly.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding Investments Not Readily Realisable (as that term is used in the IMRO Rules) or investments denominated in a currency other than British pound sterling. There can be no certainty that market makers will be prepared to deal in unlisted or thinly traded securities and an accurate valuation may be hard to obtain. The value of investments recommended by MLAM U.K. may be subject to exchange rate fluctuations which may have favorable or unfavorable effects on investments.

     MLAM U.K. may make recommendations, subject to the investment restrictions referred to in Article I herein, regarding options, futures or contracts for differences. Markets can be highly volatile and such investments carry a high degree of risk of loss exceeding the original investment and any margin on deposit.

                                  ARTICLE VII
                   DURATION AND TERMINATION OF THIS AGREEMENT

     This Agreement shall become effective as of the date first above written and shall remain in force until [December 31, 1997], 1998, and thereafter, but only so long as such continuance is specifically approved at least annually by
(i) the Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

     This Agreement may be terminated at any time, without the payment of any penalty, by FAM or by vote of a majority of the outstanding voting securities of the Fund, or by MLAM U.K., on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement. Any termination shall be without prejudice to the completion of transactions already initiated.

                                  ARTICLE VIII
                          AMENDMENTS OF THIS AGREEMENT

     This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the Directors of the Fund or by the vote of a majority of outstanding voting securities of the Fund and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE IX
                          DEFINITIONS OF CERTAIN TERMS

     The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE X
                                 GOVERNING LAW

     This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                FUND ASSET MANAGEMENT, L.P.

                                By
                                ------------------------------------------------
                                     Title:

                                MERRILL LYNCH ASSET MANAGEMENT U.K. LIMITED

                                By
                                ------------------------------------------------
                                     Title:

                               PRELIMINARY COPY


                           EMERGING TIGERS FUND, INC.
                                 P. O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                   P R O X Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


       The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and James W. Harshaw, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Emerging Tigers Fund, Inc. (the "Fund") held of record by the undersigned on February 14, 1996 at the annual meeting of stockholders of the Fund to be held on March 27, 1996, or any adjournment thereof.

       THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER HEREIN DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

                               (Continued and to be signed on the reverse side)



1. To consider and act upon a proposal to elect the following persons as Directors of the Fund:

     FOR all nominees listed below     WITHHOLD AUTHORITY to vote
     (except as marked to the          for all nominees
     contrary below) / /               listed below / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  Donald Cecil, Edward H. Meyer, Charles C. Reilly, Richard R. West, Arthur Zeikel, Edward D. Zinbarg

2. To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
          FOR / /   AGAINST / /   ABSTAIN / /

3. To consider and act upon a proposal to convert the Fund from a closed-end investment company to an open-end investment company.
          FOR / /   AGAINST / /   ABSTAIN / /

4. In the discretion of such proxies, upon such other business as properly may come before the meeting or any adjournment thereof.

                         Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

                         Dated:                          , 1996
                                -------------------------
                         X
                            -----------------------------------
                                   Signature

                         X
                            ------------------------------------
                              Signature, if held jointly

PLEASE MARK BOXES /X/ OR /X/ IN BLUE OR BLACK INK. SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.